                                                                      EXHIBIT 16

                SCHEDULE OF COMPUTATION OF PERFORMANCE FIGURES*

                                    I. YIELD

A. Yield Formula

 Yield is computed according the following formula:

                            6
 YIELD = 2  [ ( A - B    / 1) - 1]
                -----
                 CD

Where:
    A = dividends and interest(degrees) earned during the period.

    B= expenses accrued for the period (net of reimbursements).

    C= the average daily number of shares outstanding during the period that were entitled to receive dividends.

    D= the maximum offering price per share on the last day of the period.
--------
*The maximum sales charge in effect during the periods shown was 4.20%. (degrees)Interest earned on tax-exempt obligations is determined as follows:

  A. In the case of a tax-exempt obligation (1) with a current market premium or (2) issued at a discount where the current market discount is less than the then-remaining portion of the original issue discount, it is necessary to first compute the yield to maturity (YTM). The YTM is then divided by 360 and the quotient is multiplied by the market value of the obligation (plus accrued interest).

  B. In the case of a tax-exempt obligation issued at a discount where the current market discount is in excess of the then-remaining portion of the original issue discount, the adjusted original issue discount basis of the obligation (plus accrued interest) is used in lieu of the market value of the obligation (plus accrued interest) in computing the yield to maturity (YTM). The YTM is then divided by 360 and the quotient is multi-plied by the adjusted original issue basis of the obligation (plus ac-crued interest).

  C. In the case of a tax-exempt obligation issued without original issue discount and having a current market discount, the coupon rate of inter-est is used in lieu of the yield to maturity. The coupon rate is then di-vided by 360 and the quotient is multiplied by the par value of the obli-gation.

B. Yield Calculations

 1. California Municipal Bond Fund

 The following is a 30-day yield as of August 31, 1996, for the Class A Shares of the Fund:

                              [$    75,145.11 -                  6
                Yield = 2[ (  $ 12,554.62]
                              --------------------------   + 1)   - 1]
                              [$ 1,550,994.04 X
                              $     10.80]

                         = 4.53%


 The following is a 30-day yield as of August 31, 1996, for the Class C Shares of the Fund:

                              [$     3,355.95 -                  6
                Yield = 2[ (  $  1,008.23]
                              --------------------------    + 1)  - 1]
                              [$    69,255.14 X
                              $     10.35]

                         = 3.96%


 The following is a 30-day yield as of August 31, 1996, for the Class R Shares of the Fund:

                              [$   983,408.05 -                  6
                Yield = 2[ (  $120,581.68]
                              --------------------------    + 1)  - 1]
                              [$20,252,201.42 X
                              $     10.38]

                         = 4.98%

 2. California Insured Municipal Bond Fund

 The following is a 30-day yield as of August 31, 1996, for the Class A Shares of the Fund:

                              [$   101,247.19 -                  6
                Yield = 2[ (  $ 17,107.19]
                              --------------------------   + 1)   - 1]
                              [$ 2,087,863.59 X
                              $     10.96]

                         = 4.45%


 The following is a 30-day yield as of August 31, 1996, for the Class C Shares of the Fund:

                              [$     4,282.64 -                  6
                Yield = 2[ (  $  1,302.19]
                              --------------------------   + 1)   - 1]
                              [$    89,074.69 X
                              $     10.42]

                         = 3.88%


 The following is a 30-day yield as of August 31, 1996, for the Class R Shares of the Fund:

                              [$   910,537.65 -                  6
                Yield = 2[ (  $112,837.68]
                              --------------------------    + 1)  - 1]
                              [$18,817,252.98 X
                              $     10.48]

                         = 4.90%

 3. Massachusetts Municipal Bond Fund

 The following is a 30-day yield as of August 31, 1996, for the Class A Shares of the Fund:

                              [$    25,298.03 -                  6
                Yield = 2[ (  $  4,520.20]
                              --------------------------    + 1)  - 1]
                              [$   550,608.59 X
                              $     10.20]

                         = 4.42%


 The following is a 30-day yield as of August 31, 1996, for the Class C Shares of the Fund:

                              [$     3,530.49 -                  6
                Yield = 2[ (  $  1,103.91]
                              --------------------------    + 1)  - 1]
                              [$    78,363.31 X
                              $      9.72]

                         = 3.85%


 The following is a 30-day yield as of August 31, 1996, for the Class R Shares of the Fund:

                              [$   346,312.56 -                  6
                Yield = 2[ (  $ 46,409.62]
                              --------------------------   + 1)   - 1]
                              [$ 7,669,578.98 X
                              $      9.74]

                         = 4.87%

 4. Massachusetts Insured Municipal Bond Fund

 The following is a 30-day yield as of August 31, 1996, for the Class A Shares of the Fund:

                              [$    26,957.27 -                  6
                Yield = 2[ (  $  5,323.70]
                              --------------------------   + 1)   - 1]
                              [$   606,560.93 X
                              $     10.70]

                         = 4.03%


 The following is a 30-day yield as of August 31, 1996, for the Class C Shares of the Fund:

                              [$     3,672.03 -                  6
                Yield = 2[ (  $  1,252.58]
                              --------------------------   + 1)   - 1]
                              [$    82,841.89 X
                              $     10.22]

                         = 3.45%


 The following is a 30-day yield as of August 31, 1996, for the Class R Shares of the Fund:

                              [$   248,816.19 -                  6
                Yield = 2[ (  $ 37,227.90]
                              --------------------------   + 1)   - 1]
                              [$ 5,598,031.86 X
                              $     10.25]

                         = 4.47%

 5. New Jersey Municipal Bond Fund

 The following is the 30-day yield as of July 31, 1996, for the Class A Shares of the Fund:

                              [$    67,906.09 -                  6
                Yield = 2[ (  $ 11,218.72]
                              --------------------------   + 1)   - 1]
                              [$ 1,360,442.14 X
                              $     10.56]

                         = 4.78%


 The following is the 30-day yield as of July 31, 1996, for the Class C Shares of the Fund:

                              [$     9,391.14 -                  6
                Yield = 2[ (  $  2,715.10]
                              --------------------------   + 1)   - 1]
                              [$   188,455.94 X
                              $     10.10]

                         = 4.25%


 The following is the 30-day yield as of July 31, 1996, for the Class R Shares of the Fund:

                              [$   209,878.19 -                  6
                Yield = 2[ (  $ 26,004.28]
                              --------------------------   + 1)   - 1]
                              [$ 4,200,202.28 X
                              $     10.13]

                         = 5.24%

 6. New York Municipal Bond Fund

 The following is the 30-day yield as of August 31, 1996, for the Class A Shares of the Fund:

                              [$    90,467.72 -                  6
                Yield = 2[ (  $ 15,060.64]
                              --------------------------     + 1) - 1]
                              [$ 1,802,197.98 X
                              $     10.82]

                         = 4.69%


 The following is the 30-day yield as of August 31, 1996, for the Class C Shares of the Fund:

                              [$     3,358.98 -                  6
                Yield = 2[ (  $    992.45]
                              --------------------------     + 1) - 1]
                              [$    66,733.31 X
                              $     10.40]

                         = 4.13%


 The following is the 30-day yield as of August 31, 1996, for the Class R Shares of the Fund:

                              [$   733,438.79 -                  6
                Yield = 2[ (  $ 90,559.63]
                              --------------------------     + 1) - 1]
                              [$14,571,815.25 X
                              $     10.40]

                         = 5.14%

 7. New York Insured Municipal Bond Fund

 The following is the 30-day yield as of August 31, 1996, for the Class A Shares of the Fund:

                              [$   133,886.85 -                  6
                Yield = 2[ (  $ 23,052.62]
                              --------------------------     + 1) - 1]
                              [$ 2,897,059.84 X
                              $     10.78]

                         = 4.30%


 The following is the 30-day yield as of August 31, 1996, for the Class C Shares of the Fund:

                              [$     9,932.51 -                  6
                Yield = 2[ (  $  3,095.03]
                              --------------------------     + 1) - 1]
                              [$   214,864.83 X
                              $     10.33]

                         = 3.73%


 The following is the 30-day yield as of August 31, 1996, for the Class R Shares of the Fund:

                              [$ 1,460,093.08 -                  6
                Yield = 2[ (  $183,548.53]
                              --------------------------     + 1) - 1]
                              [$31,604,493.98 X
                              $     10.33]

                         = 4.74%

 8. New Jersey Intermediate Municipal Bond Fund

 The following is a 30-day yield as of November 30, 1996, for the Class A Shares of the Fund:

                              [$    31,516.46 -                  6
                Yield = 2[ (  $  5,506.51]
                              --------------------------     + 1) - 1]
                              [$   731,611.28 X
                              $     10.68]

                         = 4.03%

 9. Connecticut Municipal Bond Fund

 The following is a 30-day yield as of November 30, 1996, for the Class A Shares of the Fund:

                              [$   978,348.73 -                  6
                Yield = 2[ (  $138,552.23]
                              --------------------------     + 1) - 1]
                              [$19,885,006.52 X
                              $     11.03]

                         = 4.64%


 The following is a 30-day yield as of November 30, 1996, for the Class C Shares of the Fund:

                              [$    33,418.95 -                  6
                Yield = 2[ (  $  7,928.61]
                              --------------------------     + 1) - 1]
                              [$   679,242.58 X
                              $     10.56]

                         = 4.30%

                          II. TAXABLE EQUIVALENT YIELD

A. Taxable Equivalent Yield Formula

 The Taxable Equivalent Yield Formula is as follows:

                                Tax Exempt Yield
Taxable Equivalent    -------------------------------------
Yield =                (1 - combined federal and state in-
                                 come tax rate)

B. Taxable Equivalent Yield Calculations

Based on combined federal and state income tax rates of 43.5% for New Jersey and New Jersey Intermediate, 46.5% for New York and New York Insured, 45.0% for California and California Insured, 47.0% for Massachusetts and Massachusetts Insured, and 42.5% for Connecticut, the Taxable Equivalent Yields for the Class A Shares, Class C Shares and R Shares, where applicable, for the 30-day period ended August 31, 1996 or November 30, 1996, where applicable, are as follows:

                      Class A Shares    Class C Shares   Class R Shares
                      ---------------   ---------------  ---------------

California Municipal    4.53%            3.96%            4.98%
Bond Fund:            -------  = 8.24%  -------  = 7.20% -------  = 9.05%
                        1 -               1 -              1 -
                       .450              .450             .450

                        4.45%            3.88%            4.90%
California Insured    -------  = 8.09%  -------  = 7.05% -------  = 8.91%
Municipal Bond Fund:    1 -               1 -              1 -
                       .450              .450             .450

                        4.42%            3.85%            4.87%
Massachusetts Munic-  -------           -------          -------
ipal Bond Fund:         1 -    = 8.34%    1 -    = 7.26%   1 -    = 9.19%
                       .470              .470             .470

Massachusetts In-       4.03%            3.45%            4.47%
sured Municipal Bond  -------  = 7.60%  -------  = 6.51% -------  = 8.43%
Fund:                   1 -               1 -              1 -
                       .470              .470             .470

New Jersey Municipal    4.78%            4.25%            5.24%
Bond Fund:            -------  = 8.46%  -------  = 7.52% -------  = 9.27%
                        1 -               1 -              1 -
                       .435              .435             .435

                        4.69%            4.13%            5.14%
New York Municipal    -------  = 8.77%  -------  = 7.72% -------  = 9.61%
Bond Fund:              1 -               1 -              1 -
                       .465              .465             .465

                      Class A Shares    Class C Shares   Class R Shares
                      ---------------   ---------------  ---------------

                        4.30%            3.73%            4.74%
New York Insured Mu-  -------           -------          -------
nicipal Bond Fund:      1 -    = 8.04%    1 -    = 6.97%   1 -    = 8.86%
                       .465              .465             .465

New Jersey Interme-     4.03%             n/a              n/a
diate Bond Fund:      -------  = 7.13%  -------  = n/a   -------  = n/a
                        1 -               n/a              n/a
                       .435

                        4.64%            4.30%             n/a
Connecticut Munici-   -------  = 8.07%  -------  = 7.48% -------  = n/a
pal Bond Fund:          1 -               1 -              n/a
                       .425              .425

                             III. DISTRIBUTION RATE

A. Distribution Rate Formula

  The formula for calculation of distribution rate is as follows:

              Distribution Rate = 12 X most recent tax-exempt income dividend per share share price

B. Distribution Rate Calculations

 1. California Municipal Bond Fund

 The following is the distribution rate as of August 31, 1996, based on maxi-mum public offering price for the California Fund:

    Class A Distribution Rate = 12 X $.0450
                               $10.80

                           =    5.00%

    Class C Distribution Rate = 12 X $.0385
                               $10.35

                           =    4.46%

    Class R Distribution Rate = 12 X $.0475
                               $10.38

                           =    5.49%

 2. California Insured Municipal Bond Fund

 The following is the distribution rate as of August 31, 1996, based on the maximum public offering price for the California Insured Fund:

    Class A Distribution Rate = 12 X $.0440
                               $10.96

                           =    4.82%

    Class C Distribution Rate = 12 X $.0370
                               $10.42

                           =    4.26%

    Class R Distribution Rate = 12 X $.0460
                               $10.48

                           =    5.27%

 3. Massachusetts Municipal Bond Fund:

 The following is the distribution rate as of August 31, 1996, based on the maximum public offering price for the Massachusetts Fund.

    Class A Distribution Rate = 12 X $.0420
                               $10.20

                           =    4.94%

    Class C Distribution Rate = 12 X $.0360
                                $9.72

                           =    4.44%

    Class R Distribution Rate = 12 X $.0440
                                $9.74

                           =    5.42%

 4. Massachusetts Insured Municipal Bond Fund:

 The following is the distribution rate as of August 31, 1996, based on the maximum public offering price for the Massachusetts Insured Fund.

    Class A Distribution Rate = 12 X $.0430
                               $10.70

                           =    4.82%

    Class C Distribution Rate = 12 X $.0365
                               $10.22

                           =    4.29%

    Class R Distribution Rate = 12 X $.0450
                               $10.25

                           =    5.27%

 5. New Jersey Municipal Bond Fund:

 The following is the distribution rate as of July 31, 1996, based on the maximum public offering price for the New Jersey Fund.

    Class A Distribution Rate = 12 X $.0420
                               $10.56

                           =    4.77%

    Class C Distribution Rate = 12 X $.0355
                               $10.10

                           =    4.22%

    Class R Distribution Rate = 12 X $.0440
                               $10.13

                           =    5.21%

 6. New York Municipal Bond Fund:

 The following is the distribution rate as of August 31, 1996, based on the maximum public offering price for the New York Fund.

    Class A Distribution Rate = 12 X $.0460
                               $10.82

                           =    5.10%

    Class C Distribution Rate = 12 X $.0395
                               $10.40

                           =    4.56%

    Class R Distribution Rate = 12 X $.0485
                               $10.40

                           =    5.60%

 7. New York Insured Municipal Bond Fund:

 The following is the distribution rate as of August 31, 1996, based on the maximum public offering price for the New York Insured Fund.

    Class A Distribution Rate = 12 X $.0430
                               $10.78

                           =    4.79%

    Class C Distribution Rate = 12 X $.0365
                               $10.33

                           =    4.24%

    Class R Distribution Rate = 12 X $.0450
                               $10.33

                           =    5.23%

 8. New Jersey Intermediate Municipal Bond Fund:

 The following is the distribution rate as of November 30, 1996, based on the maximum public offering price for the New Jersey Intermediate Bond Fund.

    Class A Distribution Rate = 12 X $.04139
                               $10.68

                           =    4.65%

 9. Connecticut Municipal Bond Fund:

 The following is the distribution rate as of November 30, 1996, based on the maximum public offering price for the Connecticut Municipal Bond Fund.

    Class A Distribution Rate = 12 X $.04573
                               $11.03

                           =    4.98%

    Class A Distribution Rate = 12 X $.04106
                               $10.56

                           =    4.67%

                        IV. AVERAGE ANNUAL TOTAL RETURN

A. Average Annual Total Return Formula

 Average Annual Total Return is computed according to the following formula:

                        ERV /1//N
                    T = ---   -1
                         P

Where: T=average annual total return.

    P=a hypothetical initial payment of $1,000.

    N=number of years.

  ERV=ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10-year (or fractional portion thereof) periods at the end of such 1, 5 or 10-year (or fractional portion thereof) periods.

B. Average Annual Total Return Calculations

  The following are the average annual total returns for Class A Shares of the Funds for the period from inception and the 1, 5 and 10-year periods ended Au-gust 31, 1996 or November 30, 1996, whichever applicable, including the current maximum sales charge. Class A total returns reflect actual performance for the periods since class inception and Class R performance for periods prior to class inception, adjusted for the differences in sales charges and fees between the classes.

 ANNUALIZED CLASS A TOTAL RETURNS INCLUDING CURRENT MAXIMUM SALES CHARGE OF
4.20%:


 1. California Municipal Bond Fund


                                          $1,018    /1///1/
    A. 1 year ended August 31, 1996  =    -------        -1 = 1.80%
                                        ( $1,000  )           ----
                                                              ----



                                          $1,314    /1///5/
    B. 5 years ended August 31, 1996 =    -------        -1 = 5.62%
                                        ( $1,000  )           ----
                                                              ----



                                                    /1///1//0/
    C. 10 years ended August 31, 1996=    $1,863         -1 = 6.42%
                                        ( ------- )           ----
                                          $1,000              ----



    D. Inception through August 31, 1996  $1,922    /1///1//0/./1//6//8/
                                     =
                                          -------        -1 = 6.63%
                                        ( $1,000  )           ----
                                                              ----


 2. California Insured Municipal Bond Fund


                                          $1,017    /1///1/
    A. 1 year ended August 31, 1996  =    -------        -1 = 1.73%
                                        ( $1,000  )           ----
                                                              ----



                                                    /1///5/
    B. 5 years ended August 31, 1996 =    $1,346         -1 = 6.11%
                                        ( ------- )           ----
                                          $1,000              ----



    C. 10 years ended August 31, 1996=    $1,855    /1///1//0/
                                          -------        -1 = 6.37%
                                        ( $1,000  )           ----
                                                              ----



                                                    /1///1//0/./1//6//8/
    D. Inception through August 31, 1996  $1,900
                                     =                   -1 = 6.52%
                                          -------             ----
                                        ( $1,000  )           ----

 3. Massachusetts Municipal Bond Fund


                                          $1,011    /1///1/
    A. 1 year ended August 31, 1996  =    -------        -1 = 1.10%
                                        ( $1,000  )           ----
                                                              ----



                                          $1,359    /1///5/
    B. 5 years ended August 31, 1996 =    -------        -1 = 6.32%
                                        ( $1,000  )           ----
                                                              ----



                                                    /1///9/./6//9//2/
    C. Inception through August 31, 1996  $1,735
                                     =                   -1 = 5.85%
                                        ( ------- )           ----
                                          $1,000              ----


 4. Massachusetts Insured Municipal Bond Fund


    A. 1 year ended August 31, 1996  =    $1,006    /1///1/
                                          -------        -1 = 0.58%
                                        ( $1,000  )           ----
                                                              ----



                                          $1,338    /1///5/
    B. 5 years ended August 31, 1996 =    -------        -1 = 6.00%
                                        ( $1,000  )           ----
                                                              ----



                                                    /1///9/./6//9//2/
    C. Inception through August 31, 1996  $1,761
                                     =                   -1 = 6.01%
                                        ( ------- )           ----
                                          $1,000              ----


 5. New York Municipal Bond Fund


    A. 1 year ended August 31, 1996  =    $1,013    /1///1/
                                          -------        -1 = 1.26%
                                        ( $1,000  )           ----
                                                              ----



                                          $1,365    /1///5/
    B. 5 years ended August 31, 1996 =    -------        -1 = 6.42%
                                        ( $1,000  )           ----
                                                              ----



                                          $1,878    /1///9/./6//9//2/
    C. Inception through August 31, 1996  -------
                                     =                   -1 = 6.72%
                                        ( $1,000  )           ----
                                                              ----


 6. New York Insured Municipal Bond Fund


    A. 1 year ended August 31, 1996  =    $1,008    /1///1/
                                        ( ------- )      -1 = 0.78%
                                          $1,000              ----
                                                              ----



                                          $1,349    /1///5/
    B. 5 years ended August 31, 1996 =    -------        -1 = 6.17%
                                        ( $1,000  )           ----
                                                              ----



                                          $1,815    /1///9/./6//9//2/
    C. Inception through August 31, 1996  -------
                                     =                   -1 = 6.34%
                                        ( $1,000  )           ----
                                                              ----


 7. New Jersey Municipal Bond Fund


                                                    /1///1/
    A. 1 year ended July 31, 1996    =    $1,012         -1 = 1.23%
                                        ( ------- )           ----
                                          $1,000              ----



    B. Inception through July 31, 1996              /1///4/./4//2//1//6/
                                     =
                                          $1,283         -1 = 5.79%
                                          -------             ----
                                        ( $1,000  )           ----

 ANNUALIZED CLASS C TOTAL RETURNS:

 1. California Municipal Bond Fund


                                          $1,055    /1///1/
    A. 1 year ended August 31, 1996  =    -------        -1 = 5.47%
                                        ( $1,000  )           ----
                                                              ----



                                          $1,325    /1///5/
    B. 5 years ended August 31, 1996 =    -------        -1 = 5.79%
                                        ( $1,000  )           ----
                                                              ----



                                                    /1///1//0/
    C. 10 years ended August 31, 1996=    $1,859         -1 = 6.40%
                                        ( ------- )           ----
                                          $1,000              ----



    D. Inception through August 31, 1996  $1,918    /1///1//0/./1//6//8/
                                     =
                                          -------        -1 = 6.61%
                                        ( $1,000  )           ----
                                                              ----


 2. California Insured Municipal Bond Fund

                                          $1,054    /1///1/
    A. 1 year ended August 31, 1996  =    -------        -1 = 5.41%
                                        ( $1,000  )           ----
                                                              ----



                                                    /1///5/
    B. 5 years ended August 31, 1996 =    $1,346         -1 = 6.12%
                                        ( ------- )           ----
                                          $1,000              ----



    C. 10 years ended August 31, 1996=    $1,851    /1///1//0/
                                          -------        -1 = 6.35%
                                        ( $1,000  )           ----
                                                              ----



                                          $1,897    /1///1//0/./1//6//8/
    D. Inception through August 31, 1996  -------
                                     =                   -1 = 6.50%
                                        ( $1,000  )           ----
                                                              ----


 3. Massachusetts Municipal Bond Fund

                                          $1,047    /1///1/
    A. 1 year ended August 31, 1996  =    -------        -1 = 4.68%
                                        ( $1,000  )           ----
                                                              ----



    B. 5 years ended August 31, 1996 =    $1,364    /1///5/
                                        ( ------- )      -1 = 6.40%
                                          $1,000              ----
                                                              ----



                                          $1,733    /1///9/./6//9//2/
    C. Inception through August 31, 1996  -------
                                     =                   -1 = 5.84%
                                        ( $1,000  )           ----
                                                              ----


 4. Massachusetts Insured Municipal Bond Fund

                                          $1,041    /1///1/
    A. 1 year ended August 31, 1996  =    -------        -1 = 4.12%
                                        ( $1,000  )           ----
                                                              ----



                                                    /1///5/
    B. 5 years ended August 31, 1996 =    $1,345         -1 = 6.11%
                                        ( ------- )           ----
                                          $1,000              ----



    C. Inception through August 31, 1996  $1,758    /1///9/./6//9//2/
                                     =
                                          -------        -1 = 6.00%
                                        ( $1,000  )           ----
                                                              ----


 5. New York Municipal Bond Fund

                                          $1,050    /1///1/
    A. 1 year ended August 31, 1996  =    -------        -1 = 5.00%
                                        ( $1,000  )           ----
                                                              ----



                                                    /1///5/
    B. 5 years ended August 31, 1996 =    $1,380         -1 = 6.65%
                                        ( ------- )           ----
                                          $1,000              ----



    C. Inception through August 31, 1996            /1///9/./6//9//2/
                                     =
                                          $1,875         -1 = 6.70%
                                          -------             ----
                                        ( $1,000  )           ----

 6. New York Insured Municipal Bond Fund

                                          $1,043    /1///1/
    A. 1 year ended August 31, 1996  =    -------        -1 = 4.33%
                                        ( $1,000  )           ----
                                                              ----



                                          $1,360    /1///5/
    B. 5 years ended August 31, 1996 =    -------        -1 = 6.35%
                                        ( $1,000  )           ----
                                                              ----



                                                    /1///9/./6//9//2/
    C. Inception through August 31, 1996  $1,813
                                     =                   -1 = 6.33%
                                        ( ------- )           ----
                                          $1,000              ----


 7. New Jersey Municipal Bond Fund

    A. 1 year ended July 31, 1996    =    $1,049    /1///1/
                                          -------        -1 = 4.87%
                                        ( $1,000  )           ----
                                                              ----



                                          $1,297    /1///4/./4//2//1//6/
    B. Inception through July 31, 1996    -------
                                     =                   -1 = 6.05%
                                        ( $1,000  )           ----
                                                              ----

 ANNUALIZED CLASS R TOTAL RETURNS:


 1. California Municipal Bond Fund

                                                    /1///1/
    A. 1 year ended August 31, 1996  =    $1,067         -1 = 6.65%
                                        ( ------- )           ----
                                          $1,000              ----



    B. 5 years ended August 31, 1996 =    $1,394    /1///5/
                                          -------        -1 = 6.86%
                                        ( $1,000  )           ----
                                                              ----



                                          $2,000    /1///1//0/
    C. 10 years ended August 31, 1996=    -------        -1 = 7.18%
                                        ( $1,000  )           ----
                                                              ----



                                          $2,064    /1///1//0/./1//6//8/
    D. Inception through August 31, 1996  -------
                                     =                   -1 = 7.38%
                                        ( $1,000  )           ----
                                                              ----


 2. California Insured Municipal Bond Fund

    A. 1 year ended August 31, 1996  =    $1,065    /1///1/
                                        ( ------- )      -1 = 6.45%
                                          $1,000              ----
                                                              ----



                                          $1,420    /1///5/
    B. 5 years ended August 31, 1996 =    -------        -1 = 7.26%
                                        ( $1,000  )           ----
                                                              ----



                                          $1,982    /1///1//0/
    C. 10 years ended August 31, 1996=    -------        -1 = 7.08%
                                        ( $1,000  )           ----
                                                              ----



                                                    /1///1//0/./1//6//8/
    D. Inception through August 31, 1996  $2,031
                                     =                   -1 = 7.22%
                                        ( ------- )           ----
                                          $1,000              ----


 3. Massachusetts Municipal Bond Fund

    A. 1 year ended August 31, 1996  =    $1,057    /1///1/
                                          -------        -1 = 5.69%
                                        ( $1,000  )           ----
                                                              ----



                                          $1,432    /1///5/
    B. 5 years ended August 31, 1996 =    -------        -1 = 7.44%
                                        ( $1,000  )           ----
                                                              ----



                                                    /1///9/./6//9//2/
    C. Inception through August 31, 1996  $1,852
                                     =                   -1 = 6.56%
                                        ( ------- )           ----
                                          $1,000              ----


 4. Massachusetts Insured Municipal Bond Fund

    A. 1 year ended August 31, 1996  =    $1,052    /1///1/
                                          -------        -1 = 5.23%
                                        ( $1,000  )           ----
                                                              ----



                                          $1,415    /1///5/
    B. 5 years ended August 31, 1996 =    -------        -1 = 7.19%
                                        ( $1,000  )           ----
                                                              ----



    C. Inception through August 31, 1996  $1,885    /1///9/./6//9//2/
                                     =
                                          -------        -1 = 6.76%
                                          $1,000              ----
                                                              ----

                                        (         )

 5. New York Municipal Bond Fund

                                          $1,060    /1///1/
    A. 1 year ended August 31, 1996  =    -------        -1 = 5.98%
                                        ( $1,000  )           ----
                                                              ----



                                          $1,447    /1///5/
    B. 5 years ended August 31, 1996 =    -------        -1 = 7.67%
                                        ( $1,000  )           ----
                                                              ----



                                                    /1///9/./6//9//2/
    C. Inception through August 31, 1996  $2,015
                                     =                   -1 = 7.50%
                                        ( ------- )           ----
                                                              ----

                                          $1,000

 6. New York Insured Municipal Bond Fund

    A. 1 year ended August 31, 1996  =    $1,055    /1///1/
                                          -------        -1 = 5.45%
                                        ( $1,000  )           ----
                                                              ----



                                          $1,427    /1///5/
    B. 5 years ended August 31, 1996 =    -------        -1 = 7.37%
                                        ( $1,000  )           ----
                                                              ----



                                                    /1///9/./6//9//2/
    C. Inception through August 31, 1996  $1,943
                                     =                   -1 = 7.09%
                                        ( ------- )           ----
                                                              ----

                                          $1,000

 7. New Jersey Municipal Bond Fund

    A. 1 year ended July 31, 1996    =    $1,060    /1///1/
                                          -------        -1 = 6.01%
                                        ( $1,000  )           ----
                                                              ----



                                          $1,354    /1///4/./4//2//1//6/
    B. Inception through July 31, 1996    -------
                                     =                   -1 = 7.10%
                                        ( $1,000  )           ----
                                                              ----

 ANNUALIZED CLASS A TOTAL RETURNS INCLUDING CURRENT MAXIMUM SALES CHARGE OF
4.20%:


 1. Connecticut Municipal Bond Fund:

                                          $1,013    /1///1/
    A. 1 year ended November 30, 1996=    -------        -1 = 1.31%
                                        ( $1,000  )           ----
                                                              ----



    B. 5 years ended November 30, 1996    $1,370    /1///5/
                                     =
                                        ( ------- )      -1 = 6.50%
                                          $1,000              ----
                                                              ----


                                          $1,888    /1///9/./3//8//5//4/
    C. Inception through November 30, 1996-------
                                     =                   -1 = 7.01%
                                        ( $1,000  )           ----
                                                              ----

 2. New Jersey Intermediate Municipal Bond Fund

                                          $1,012    /1///1/
    A. 1 year ended November 30, 1996=    -------        -1 = 1.21%
                                        ( $1,000  )           -----
                                                              -----


                                          $1,275    /1///4/./1//9//7//1/
    B. Inception through November 30, 1996-------
                                     =                   -1 = 5.95%
                                        ( $1,000  )           -----
                                                              -----

 ANNUALIZED CLASS B TOTAL RETURNS:


 1. California Municipal Bond Fund

                                                    /1///1/
    A. 1 year ended August 31, 1996  =    $1,054         -1 = 5.43%
                                        ( ------- )           -----
                                          $1,000              -----


    B. 5 years ended August 31, 1996 =    $1,354    /1///5/
                                          -------        -1 = 6.25%
                                        ( $1,000  )           -----
                                                              -----


                                          $1,829    /1///1//0/
    C. 10 years ended August 31, 1996=    -------        -1 = 6.22%
                                        ( $1,000  )           -----
                                                              -----


                                                    /1///1//0/./1//6//8/
    D. Inception through August 31, 1996  $1,874
                                     =                   -1 = 6.37%
                                        ( ------- )           -----
                                          $1,000              -----


 2. California Insured Municipal Bond Fund

    A. 1 year ended August 31, 1996  =    $1,054    /1///1/
                                          -------        -1 = 5.44%
                                        ( $1,000  )           -----
                                                              -----


                                          $1,354    /1///5/
    B. 5 years ended August 31, 1996 =    -------        -1 = 6.25%
                                        ( $1,000  )           -----
                                                              -----


                                          $1,829    /1///1//0/
    C. 10 years ended August 31, 1996=    -------        -1 = 6.22%
                                        ( $1,000  )           -----
                                                              -----


    D. Inception through August 31, 1996  $1,874    /1///1//0/./1//6//8/
                                     =
                                        ( ------- )      -1 = 6.37%
                                          $1,000              -----
                                                              -----

 3. Connecticut Municipal Bond Fund

                                          $1,052    /1///1/
    A. 1 year ended August 31, 1996  =    -------        -1 = 5.18%
                                        ( $1,000  )           -----
                                                              -----


                                          $1,389    /1///5/
    B. 5 years ended August 31, 1996 =    -------        -1 = 6.80%
                                        ( $1,000  )           -----
                                                              -----


                                                    /1///9/./3//8//5//4/
    C. Inception through August 31, 1996  $1,882
                                     =                   -1 = 6.97%
                                        ( ------- )           -----
                                          $1,000              -----


 4. Massachusetts Municipal Bond Fund

    A. 1 year ended August 31, 1996  =    $1,047    /1///1/
                                          -------        -1 = 4.69%
                                        ( $1,000  )           -----
                                                              -----


                                          $1,366    /1///5/
    B. 5 years ended August 31, 1996 =    -------        -1 = 6.43%
                                        ( $1,000  )           -----
                                                              -----


    C. Inception through August 31, 1996  $1,708    /1///9/./6//9//2/
                                     =
                                          -------        -1 = 5.68%
                                          $1,000              -----
                                        (         )           -----

 5. Massachusetts Insured Municipal Bond Fund

                                          $1,042    /1///1/
    A. 1 year ended August 31, 1996  =    -------        -1 = 4.23%
                                        ( $1,000  )           -----
                                                              -----


                                          $1,350    /1///5/
    B. 5 years ended August 31, 1996 =    -------        -1 = 6.18%
                                        ( $1,000  )           -----
                                                              -----


                                                    /1///9/./6//9//2/
    C. Inception through August 31, 1996  $1,737
                                     =                   -1 = 5.86%
                                        ( ------- )           -----
                                          $1,000              -----


 6. New Jersey Municipal Bond Fund

    A. 1 year ended July 31, 1996    =    $1,050    /1///1/
                                          -------        -1 = 5.01%
                                        ( $1,000  )           -----
                                                              -----


                                          $1,299    /1///4/./4//2//1//6/
    B. Inception through July 31, 1996    -------
                                     =                   -1 = 6.09%
                                        ( $1,000  )           -----
                                                              -----


 7. New York Municipal Bond Fund

                                                    /1///1/
    A. 1 year ended August 31, 1996  =    $1,050         -1 = 4.98%
                                        ( ------- )           -----
                                          $1,000              -----


    B. 5 years ended August 31, 1996 =    $1,380    /1///5/
                                          -------        -1 = 6.65%
                                        ( $1,000  )           -----
                                                              -----

                                          $1,860    /1///9/./6//9//2/
    C. Inception through August 31, 1996  -------
                                     =                   -1 = 6.61%
                                        ( $1,000  )           -----
                                                              -----


 8. New York Insured Municipal Bond Fund

                                          $1,045    /1///1/
    A. 1 year ended August 31, 1996  =    -------        -1 = 4.45%
                                        ( $1,000  )           -----
                                                              -----


    B. 5 years ended August 31, 1996 =    $1,361    /1///5/
                                        ( ------- )      -1 = 6.36%
                                          $1,000              -----
                                                              -----

                                          $1,794    /1///9/./6//9//2/
    C. Inception through August 31, 1996  -------
                                     =                   -1 = 6.22%
                                        ( $1,000  )           -----
                                                              -----

 ANNUALIZED CLASS C TOTAL RETURNS:


 1. Connecticut Municipal Bond Fund:

                                          $1,052    /1///1/
    A. 1 year ended November 30, 1996=    -------        -1 = 5.18%
                                        ( $1,000  )           -----
                                                              -----


                                                    /1///5/
    B. 5 years ended November 30, 1996    $1,389
                                     =                   -1 = 6.80%
                                        ( ------- )           -----
                                          $1,000              -----


    C. Inception through November 30, 1996$1,868    /1///9/./3//8//5//4/
                                     =
                                          -------        -1 = 6.89%
                                        ( $1,000  )           -----
                                                              -----

 2. New Jersey Intermediate Municipal Bond Fund

                                          $1,009    /1///1/
    A. 1 year ended November 30, 1996=    -------        -1 = 0.90%
                                        ( $1,000  )           -----
                                                              -----


    B. Inception through November 30, 1996$1,257    /1///4/./1//9//7//1/
                                     =
                                          -------        -1 = 5.59%
                                          $1,000              -----
                                        (         )           -----

 ANNUALIZED CLASS R TOTAL RETURNS:

 1. Connecticut Municipal Bond Fund:

                                          $1,058    /1///1/
    A. 1 year ended November 30, 1996=    -------        -1 = 5.76%
                                        ( $1,000  )           -----
                                                              -----


                                          $1,430    /1///5/
    B. 5 years ended November 30, 1996    -------
                                     =                   -1 = 7.42%
                                        ( $1,000  )           -----
                                                              -----


                                                    /1///9/./3//8//5//4/
    C. Inception through November 30, 1996$1,971
                                     =                   -1 = 7.50%
                                        ( ------- )           -----
                                          $1,000              -----

 2. New Jersey Intermediate Municipal Bond Fund

    A. 1 year ended November 30, 1996=    $1,043    /1///1/
                                          -------        -1 = 4.34%
                                        ( $1,000  )           -----
                                                              -----


                                          $1,315    /1///4/./1//9//7//1/
    B. Inception through November 30, 1996-------
                                     =                   -1 = 6.72%
                                        ( $1,000  )           -----
                                                              -----

                           V. CUMULATIVE TOTAL RETURN

A. Cumulative Total Return Formula

 Cumulative Total Return is computed according to the following formula:


                    T   ERV - P
                    =   -------
                           P
Where:  T = cumulative total return.

    P = a hypothetical initial payment of $1,000.

   ERV = ending redeemable value of a hypothetical $1,000 payment made at the inception of the Fund or at the first day of a specified 1-year, 5-year or 10-year period.

B. Cumulative Total Return Calculation

  The following are the cumulative total returns for Class    Shares of the
Funds for the periods from inception and for the one, five and 10-year periods ended August 31, 1996 or November 30, 1996 whichever applicable, assuming no
imposition of sales charges. Class    total returns reflect actual performance
for the periods since class inception and Class R performance for periods prior to class inception, adjusted for the differences in sales charges and fees be-tween the classes.

 CUMULATIVE CLASS A TOTAL RETURNS INCLUDING CURRENT MAXIMUM SALES CHARGES OF 4.20%:

 1. California Municipal Bond Fund

                                             $1,018 -
    A. 1 year ended August 31, 1996  =        $1,000        = 1.80%
                                        ( -------------- )   ----
                                              $1,000         ----



                                             $1,314 -
    B. 5 years ended August 31, 1996 =        $1,000        = 31.44%
                                        ( -------------- )   ------
                                              $1,000         ------



                                             $1,863 -
    C. 10 years ended August 31, 1996=        $1,000        = 86.28%
                                        ( -------------- )   ------
                                              $1,000         ------



    D. Inception through August 31, 1996     $1,922 -
                                     =        $1,000
                                                            = 92.15%
                                        ( -------------- )   ------
                                              $1,000         ------

 2. California Insured Municipal Bond Fund

                                             $1,017 -
    A. 1 year ended August 31, 1996  =        $1,000        = 1.73%
                                        ( -------------- )   ----
                                              $1,000         ----



                                             $1,346 -
    B. 5 years ended August 31, 1996 =        $1,000        = 34.55%
                                        ( -------------- )   ------
                                              $1,000         ------



                                             $1,855 -
    C. 10 years ended August 31, 1996=        $1,000        = 85.46%
                                        ( -------------- )   ------
                                              $1,000         ------



                                             $1,900 -
    D. Inception through August 31, 1996      $1,000
                                     =                      = 90.01%
                                        ( -------------- )   ------
                                              $1,000         ------

 3. Massachusetts Municipal Bond Fund

                                             $1,011 -
    A. 1 year ended August 31, 1996  =        $1,000        = 1.10%
                                        ( -------------- )   ----
                                              $1,000         ----


                                             $1,359 -
    B. 5 years ended August 31, 1996 =        $1,000        = 35.86%
                                        ( -------------- )   ------
                                              $1,000         ------


                                             $1,735 -
    C. Inception through August 31, 1996      $1,000
                                     =                      = 73.54%
                                        ( -------------- )   ------
                                              $1,000         ------


 4. Massachusetts Insured Municipal Bond Fund

                                             $1,006 -
    A. 1 year ended August 31, 1996  =        $1,000        = 0.58%
                                        ( -------------- )   ----
                                              $1,000         ----


                                             $1,338 -
    B. 5 years ended August 31, 1996 =        $1,000        = 33.83%
                                        ( -------------- )   ------
                                              $1,000         ------


                                             $1,761 -
    C. Inception through August 31, 1996      $1,000
                                     =                      = 76.11%
                                        ( -------------- )   ------
                                              $1,000         ------


 5. New York Municipal Bond Fund

                                             $1,013 -
    A. 1 year ended August 31, 1996  =        $1,000        = 1.26%
                                        ( -------------- )   ----
                                              $1,000         ----


                                             $1,365 -
    B. 5 years ended August 31, 1996 =        $1,000        = 36.50%
                                        ( -------------- )   ------
                                              $1,000         ------


                                             $1,878 -
    C. Inception through August 31, 1996      $1,000
                                     =                      = 87.81%
                                        ( -------------- )   ------
                                              $1,000         ------


 6. New York Insured Municipal Bond Fund

                                             $1,008 -
    A. 1 year ended August 31, 1996  =        $1,000        = 0.78%
                                        ( -------------- )   ----
                                              $1,000         ----



                                             $1,349 -
    B. 5 years ended August 31, 1996 =        $1,000        = 34.94%
                                        ( -------------- )   ------
                                              $1,000         ------



                                             $1,815 -
    C. Inception through August 31, 1996      $1,000
                                     =                      = 81.52%
                                        ( -------------- )   ------
                                              $1,000         ------


 7. New Jersey Municipal Bond Fund

                                             $1,012 -
    A. 1 year ended July 31, 1996    =        $1,000        = 1.23%
                                        ( -------------- )   ----
                                              $1,000         ----


    B. 5 years ended July 31, 1996   =       $1,293 -
                                              $1,000        = 28.28%
                                        ( -------------- )   ------
                                              $1,000         ------

 ANNUALIZED CLASS C TOTAL RETURNS:

 1. California Municipal Bond Fund

                                             $1,055 -
    A. 1 year ended August 31, 1996  =        $1,000        = 5.47%
                                        ( -------------- )   ----
                                              $1,000         ----



                                             $1,325 -
    B. 5 years ended August 31, 1996 =        $1,000        = 32.49%
                                        ( -------------- )   ------
                                              $1,000         ------



                                             $1,859 -
    C. 10 years ended August 31, 1996=        $1,000        = 85.93%
                                        ( -------------- )   ------
                                              $1,000         ------



                                             $1,918 -
    D. Inception through August 31, 1996      $1,000
                                     =                      = 91.80%
                                        ( -------------- )   ------
                                              $1,000         ------

 2. California Insured Municipal Bond Fund

                                             $1,054 -
    A. 1 year ended August 31, 1996  =        $1,000        = 5.41%
                                        ( -------------- )   ----
                                              $1,000         ----


                                             $1,346 -
    B. 5 years ended August 31, 1996 =        $1,000        = 34.61%
                                        ( -------------- )   ------
                                              $1,000         ------


                                             $1,851 -
    C. 10 years ended August 31, 1996=        $1,000        = 85.10%
                                        ( -------------- )   ------
                                              $1,000         ------


                                             $1,897 -
    D. Inception through August 31, 1996      $1,000
                                     =                      = 89.66%
                                        ( -------------- )   ------
                                              $1,000         ------


 3. Massachusetts Municipal Bond Fund

                                             $1,047 -
    A. 1 year ended August 31, 1996  =        $1,000        = 4.68%
                                        ( -------------- )   ----
                                              $1,000         ----


                                             $1,364 -
    B. 5 years ended August 31, 1996 =        $1,000        = 36.36%
                                        ( -------------- )   ------
                                              $1,000         ------


                                             $1,733 -
    C. Inception through August 31, 1996      $1,000
                                     =                      = 73.32%
                                        ( -------------- )   ------
                                              $1,000         ------


 4. Massachusetts Insured Municipal Bond Fund

                                             $1,041 -
    A. 1 year ended August 31, 1996  =        $1,000        = 4.12%
                                        ( -------------- )   ----
                                              $1,000         ----


                                             $1,345 -
    B. 5 years ended August 31, 1996 =        $1,000        = 34.51%
                                        ( -------------- )   ------
                                              $1,000         ------


                                             $1,758 -
    C. Inception through August 31, 1996      $1,000
                                     =                      = 75.82%
                                        ( -------------- )   ------
                                              $1,000         ------


 5. New York Municipal Bond Fund

                                             $1,050 -
    A. 1 year ended August 31, 1996  =        $1,000        = 5.00%
                                        ( -------------- )   ----
                                              $1,000         ----


                                             $1,380 -
    B. 5 years ended August 31, 1996 =        $1,000        = 37.99%
                                        ( -------------- )   ------
                                              $1,000         ------


    C. Inception through August 31, 1996     $1,875 -
                                     =        $1,000
                                                            = 87.47%
                                        ( -------------- )   ------
                                              $1,000         ------

 6. New York Insured Municipal Bond Fund

                                             $1,043 -
    A. 1 year ended August 31, 1996  =        $1,000        = 4.33%
                                        ( -------------- )   ----
                                              $1,000         ----


                                             $1,360 -
    B. 5 years ended August 31, 1996 =        $1,000        = 36.04%
                                        ( -------------- )   ------
                                              $1,000         ------


                                             $1,813 -
    C. Inception through August 31, 1996      $1,000
                                     =                      = 81.25%
                                        ( -------------- )   ------
                                              $1,000         ------


 7. New Jersey Municipal Bond Fund

                                             $1,049 -
    A. 1 year ended July 31, 1996    =        $1,000        = 4.87%
                                        ( -------------- )   ----
                                              $1,000         ----


                                             $1,297 -
    B. Inception through July 31, 1996        $1,000
                                     =                      = 29.66%
                                        ( -------------- )   ------
                                              $1,000         ------

 ANNUALIZED CLASS R TOTAL RETURNS:

 1. California Municipal Bond Fund

                                             $1,067 -
    A. 1 year ended August 31, 1996  =        $1,000        = 6.65%
                                        ( -------------- )   ----
                                              $1,000         ----


                                             $1,394 -
    B. 5 years ended August 31, 1996 =        $1,000        = 39.39%
                                        ( -------------- )   ------
                                              $1,000         ------


                                             $2,000 -
    C. 10 years ended August 31, 1996=        $1,000        = 100.00%
                                        ( -------------- )   ------
                                              $1,000         ------


                                             $2,064 -
    D. Inception through August 31, 1996      $1,000
                                     =                      = 106.39%
                                        ( -------------- )   ------
                                              $1,000         ------


 2. California Insured Municipal Bond Fund

                                             $1,065 -
    A. 1 year ended August 31, 1996  =        $1,000        = 6.45%
                                        ( -------------- )   ------
                                              $1,000         ------


                                             $1,420 -
    B. 5 years ended August 31, 1996 =        $1,000        = 42.00%
                                        ( -------------- )   ------
                                              $1,000         ------


                                             $1,982 -
    C. 10 years ended August 31, 1996=        $1,000        = 98.18%
                                        ( -------------- )   ------
                                              $1,000         ------


                                             $2,031 -
    D. Inception through August 31, 1996      $1,000
                                     =                      = 103.13%
                                        ( -------------- )   ------
                                              $1,000         ------


 3. Massachusetts Municipal Bond Fund

                                             $1,057 -
    A. 1 year ended August 31, 1996  =        $1,000        = 5.69%
                                        ( -------------- )   ----
                                              $1,000         ----


                                             $1,432 -
    B. 5 years ended August 31, 1996 =        $1,000        = 43.20%
                                        ( -------------- )   ------
                                              $1,000         ------


    C. Inception through August 31, 1996     $1,852 -
                                     =        $1,000
                                                            = 85.17%
                                        ( -------------- )   ------
                                              $1,000         ------

 4. Massachusetts Insured Municipal Bond Fund

                                             $1,052 -
    A. 1 year ended August 31, 1996  =        $1,000        = 5.23%
                                        ( -------------- )   ----
                                                             ----

                                              $1,000

                                             $1,415 -
    B. 5 years ended August 31, 1996 =        $1,000        = 41.50%
                                        ( -------------- )   ------
                                                             ------

                                              $1,000

                                             $1,885 -
    C. Inception through August 31, 1996      $1,000
                                     =                      = 88.45%
                                        ( -------------- )   ------
                                                             ------

                                              $1,000

 5. New York Municipal Bond Fund

                                             $1,060 -
    A. 1 year ended August 31, 1996  =        $1,000        = 5.98%
                                        ( -------------- )   ----
                                                             ----

                                              $1,000

                                             $1,447 -
    B. 5 years ended August 31, 1996 =        $1,000        = 44.72%
                                        ( -------------- )   ------
                                                             ------

                                              $1,000

                                             $2,015 -
    C. Inception through August 31, 1996      $1,000
                                     =                      = 101.51%
                                        ( -------------- )   ------
                                                             ------

                                              $1,000
 6. New York Insured Municipal Bond Fund

                                             $1,055 -
    A. 1 year ended August 31, 1996  =        $1,000        = 5.45%
                                        ( -------------- )   ----
                                                             ----

                                              $1,000


                                             $1,427 -
    B. 5 years ended August 31, 1996 =        $1,000        = 42.73%
                                        ( -------------- )   ------
                                                             ------

                                              $1,000


                                             $1,943 -
    C. Inception through August 31, 1996      $1,000
                                     =                      = 94.32%
                                        ( -------------- )   ------
                                              $1,000         ------


 7. New Jersey Municipal Bond Fund

                                             $1,060 -
    A. 1 year ended July 31, 1996    =        $1,000        = 6.01%
                                        ( -------------- )   ----
                                                             ----

                                              $1,000


                                             $1,354 -
    B. Inception through July 31, 1996        $1,000
                                     =                      = 35.44%
                                        ( -------------- )   ------
                                                             ------

                                              $1,000
CUMULATIVE CLASS A TOTAL RETURNS INCLUDING CURRENT MAXIMUM SALES CHARGES OF
4.20%:

 1. Connecticut Municipal Bond Fund

                                             $1,013 -
    A. 1 year ended November 30, 1996=        $1,000        = 1.31%
                                        ( -------------- )   ----
                                                             ----

                                              $1,000


                                             $1,370 -
    B. 5 years ended November 30, 1996        $1,000
                                     =                      = 37.04%
                                        ( -------------- )   ------
                                                             ------

                                              $1,000


                                             $1,888 -
    C. Inception through November 30, 1996    $1,000
                                     =                      = 88.79%
                                        ( -------------- )   ------
                                              $1,000         ------


 2. New Jersey Intermediate Municipal Bond Fund

                                             $1,012 -
    A. 1 year ended November 30, 1996=        $1,000        = 1.21%
                                        ( -------------- )   ----
                                                             ----

                                              $1,000


                                             $1,275 -
    B. Inception through November 30, 1996    $1,000
                                     =                      = 27.51%
                                        ( -------------- )   ------
                                              $1,000         ------

CUMULATIVE CLASS B TOTAL RETURNS:

 1. California Municipal Bond Fund

                                             $1,054 -
    A. 1 year ended August 31, 1996  =        $1,000        = 5.43%
                                        ( -------------- )   ----
                                                             ----

                                              $1,000


                                             $1,354 -
    B. 5 years ended August 31, 1996 =        $1,000        = 35.44%
                                        ( -------------- )   ------
                                                             ------

                                              $1,000


                                             $1,829 -
    C. 10 years ended August 31, 1996=        $1,000        = 82.88%
                                        ( -------------- )   ------
                                                             ------

                                              $1,000


                                             $1,874 -
    D. Inception through August 31, 1996      $1,000
                                     =                      = 87.37%
                                        ( -------------- )   ------
                                                             ------

                                              $1,000


 2. California Insured Municipal Bond Fund

                                             $1,054 -
    A. 1 year ended August 31, 1996  =        $1,000        = 5.44%
                                        ( -------------- )   ----
                                                             ----

                                              $1,000


                                             $1,354 -
    B. 5 years ended August 31, 1996 =        $1,000        = 35.44%
                                        ( -------------- )   ------
                                                             ------

                                              $1,000


                                             $1,829 -
    C. 10 years ended August 31, 1996=        $1,000        = 82.88%
                                        ( -------------- )   ------
                                                             ------

                                              $1,000


                                             $1,874 -
    D. Inception through August 31, 1996      $1,000
                                     =                      = 87.37%
                                        ( -------------- )   ------
                                                             ------

                                              $1,000


 3. Connecticut Municipal Bond Fund

                                             $1,052 -
    A. 1 year ended August 31, 1996  =        $1,000        = 5.18%
                                        ( -------------- )   ----
                                                             ----

                                              $1,000


                                             $1,389 -
    B. 5 years ended August 31, 1996 =        $1,000        = 38.92%
                                        ( -------------- )   ------
                                                             ------

                                              $1,000


                                             $1,882 -
    C. Inception through August 31, 1996      $1,000
                                     =                      = 88.25%
                                        ( -------------- )   ------
                                                             ------

                                              $1,000


 4. Massachusetts Municipal Bond Fund

                                             $1,047 -
    A. 1 year ended August 31, 1996  =        $1,000        = 4.69%
                                        ( -------------- )   ----
                                                             ----

                                              $1,000


                                             $1,366 -
    B. 5 years ended August 31, 1996 =        $1,000        = 36.56%
                                        ( -------------- )   ------
                                                             ------

                                              $1,000


                                             $1,708 -
    C. Inception through August 31, 1996      $1,000
                                     =                      = 70.81%
                                        ( -------------- )   ------
                                                             ------

                                              $1,000


 5. Massachusetts Insured Municipal Bond Fund

                                             $1,042 -
    A. 1 year ended August 31, 1996  =        $1,000        = 4.23%
                                        ( -------------- )   ----
                                                             ----

                                              $1,000


                                             $1,350 -
    B. 5 years ended August 31, 1996 =        $1,000        = 34.95%
                                        ( -------------- )   ------
                                                             ------

                                              $1,000


                                             $1,737 -
    C. Inception through August 31, 1996      $1,000
                                     =                      = 73.66%
                                        ( -------------- )   ------
                                              $1,000         ------

 6. New Jersey Municipal Bond Fund

                                             $1,050 -
    A. 1 year ended July 31, 1996    =        $1,000        = 5.01%
                                        ( -------------- )   ----
                                                             ----

                                              $1,000


                                             $1,299 -
    B. Inception through July 31, 1996        $1,000
                                     =                      = 295.86%
                                        ( -------------- )   ------
                                                             ------

                                              $1,000


 7. New York Municipal Bond Fund

                                             $1,050 -
    A. 1 year ended August 31, 1996  =        $1,000        = 4.98%
                                        ( -------------- )   ----
                                                             ----

                                              $1,000


                                             $1,380 -
    B. 5 years ended August 31, 1996 =        $1,000        = 38.02%
                                        ( -------------- )   ------
                                                             ------

                                              $1,000


                                             $1,860 -
    C. Inception through August 31, 1996      $1,000
                                     =                      = 85.98%
                                        ( -------------- )   ------
                                                             ------

                                              $1,000


 8. New York Insured Municipal Bond Fund

                                             $1,045 -
    A. 1 year ended August 31, 1996  =        $1,000        = 4.45%
                                        ( -------------- )   ----
                                                             ----

                                              $1,000


                                             $1,361 -
    B. 5 years ended August 31, 1996 =        $1,000        = 36.14%
                                        ( -------------- )   ------
                                                             ------

                                              $1,000


                                             $1,794 -
    C. Inception through August 31, 1996      $1,000
                                     =                      = 79.43%
                                        ( -------------- )   ------
                                                             ------

                                              $1,000



ANNUALIZED CLASS C TOTAL RETURNS:

 1. Connecticut Municipal Bond Fund

                                             $1,052 -
    A. 1 year ended November 30, 1996=        $1,000        = 5.18%
                                        ( -------------- )   ----
                                                             ----

                                              $1,000


                                             $1,389 -
    B. 5 years ended November 30, 1996        $1,000
                                     =                      = 38.92%
                                        ( -------------- )   ------
                                                             ------

                                              $1,000


                                             $1,868 -
    C. Inception through November 30, 1996    $1,000
                                     =                      = 86.81%
                                        ( -------------- )   ------
                                              $1,000         ------


 2. New Jersey Intermediate Municipal Bond Fund

                                             $1,009 -
    A. 1 year ended November 30, 1996=        $1,000        = 0.90%
                                        ( -------------- )   ----
                                                             ----

                                              $1,000


                                             $1,257 -
    B. Inception through November 30, 1996    $1,000
                                     =                      = 25.69%
                                        ( -------------- )   ------
                                                             ------

                                              $1,000
CUMULATIVE CLASS R TOTAL RETURNS

 1. Connecticut Municipal Bond Fund

                                             $1,058 -
    A. 1 year ended November 30, 1996=        $1,000        = 5.76%
                                        ( -------------- )   ----
                                                             ----

                                              $1,000


                                             $1,430 -
    B. 5 years ended November 30, 1996        $1,000
                                     =                      = 43.05%
                                        ( -------------- )   ------
                                                             ------

                                              $1,000


                                             $1,971 -
    C. Inception through November 30, 1996    $1,000
                                     =                      = 97.07%
                                        ( -------------- )   ------
                                              $1,000         ------

 2. Flagship New Jersey Intermediate Fund

                                             $1,043 -
    A. 1 year ended November 30, 1996=        $1,000        = 4.34%
                                        ( -------------- )   ----
                                                             ----

                                              $1,000


                                             $1,315 -
    B. Inception through November 30, 1996    $1,000
                                     =                      = 31.46%
                                        ( -------------- )   ------
                                                             ------

                                              $1,000
                      VI. TAXABLE EQUIVALENT TOTAL RETURN

A. Taxable Equivalent Total Return Formula

  Each Fund's taxable equivalent total return for a specific period is calcu-lated by first taking a hypothetical initial investment in the Fund's shares on the first day of the period, computing the Fund's total return for each fiscal year in the period according to the above formula, and increasing the total re-turn for each such fiscal year by the amount of additional income that a tax-able fund would need to have generated to equal the income of the Fund on an after-tax basis, at a specified tax rate (usually the highest marginal federal or combined federal and state tax rate), calculated pursuant to the formula presented above under "taxable equivalent yield." The resulting amount for the fiscal year is then divided by the initial investment amount to arrive at a "taxable equivalent total return factor" for the fiscal year. The taxable equivalent total return factors for all the fiscal years in the period are then multiplied together and the result is then annualized by taking its Nth root (N representing the number of years in the period) and subtracting 1, which pro-vides a taxable equivalent total return expressed as a percentage.

B. Taxable Equivalent Total Return Calculations

  The taxable equivalent total return calculations for the Class R Shares of the New York Municipal Bond Fund for the one-year period ended August 31, 1996 are set forth on the following pages assuming a combined federal and state in-
come tax rate of    based on 1996 rates.

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